  *INTERNATIONAL COAL GROUP, INC.         * CONFIDENTIAL MATERIAL HAS BEEN
   HAS REQUESTED THAT THE MARKED            OMITTED AND FILED SEPARATELY WITH
   PORTIONS OF THIS DOCUMENT BE             THE SECURITIES AND EXCHANGE
   ACCORDED CONFIDENTIAL TREATMENT          COMMISSION. BRACKETS AND UNDERSCORES
   PURSUANT TO RULE 406 OF REGULATION       DENOTE SUCH OMISSIONS.
   C PROMULGATED UNDER THE SECURITIES
   ACT OF 1933





                                                                   EXHIBIT 10.27

                              COAL SALES AGREEMENT

      THIS COAL SALES AGREEMENT (this "Agreement"), dated the 17th day of February, 2005, between ANKER WEST VIRGINIA MINING COMPANY, INC., a West Virginia corporation with principal offices at 2708 Cranberry Square, Morgantown, West Virginia 26508 ("Seller"), and ALLEGHENY ENERGY SUPPLY COMPANY, LLC, a Delaware limited liability company with its principal offices at 4350 Northern Pike, Monroeville, Pennsylvania 15146-2841 and MONONGAHELA POWER COMPANY, an Ohio corporation with its principal offices at 1310 Fairmont Avenue, Fairmont, WV 26554 (hereinafter collectively referred to as "Buyer"). Allegheny Energy Service Corporation is referred to in this Agreement as "Buyer's Agent".

                                   WITNESSETH:

      WHEREAS, Anker Energy Corporation ("Anker Energy"). The Sycamore Group, LLC ("Sycamore") and Buyer are parties to that certain Coal Sales Agreement dated May 25, 2004 (the "Sycamore Agreement") relating to the supply of coal from Sycamore's Sycamore No. 1 Mine, located in Harrison County, West Virginia, in U.S.B.M. Mine District No. 3, to Buyer's Harrison Power Station (the "Station") at the rate of 50,000 tons per month, subject to periodic upward or downward quarterly adjustments by Buyer within certain limits specified therein (as so adjusted, the "Sycamore Adjusted Base Amount"), for a two year term ending on April 30, 2006; and

      WHEREAS, Seller desires to sell, and Buyer desires to purchase additional tons of coal from Seller's Harrison Division Sycamore No. 2 Mine (the "Source Mine"), located in Harrison County, West Virginia, in U.S.B.M. Mine District No. 3, and accordingly Seller and Buyer desire to enter into this Agreement;

      NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and intending to be legally bound, Seller and Buyer hereby agree as follows:

1.0   TERM AND QUANTITY

      1.1 The term of this Agreement (the "Term") shall be the period commencing on the date hereof and ending on the date of exhaustion of the Reserve Commitment (as hereinafter defined) (the "Expiration Date").

      1.2 During the Term, Buyer agrees to buy, and Seller agrees to sell, [___________] produced by the Source Mine from existing reserves, as identified on Schedule 1.2 hereto, currently estimated to be not less than [___________] tons, and from all additional reserves assigned to Seller for purposes of this Agreement by mutual consent of the parties (collectively, the "Reserve Commitment"), at the following annual rates (the "Annual Base Amount"):

CALENDAR YEAR                        ANNUAL BASE AMOUNT
    2005                      Actual production from the Source
                          Mine, estimated to be [___________] tons

    2006                      Actual production from the Source
                           Mine, estimated to be [___________] tons,
                          but at a production rate of not less than

                                 * CONFIDENTIAL MATERIAL HAS BEEN
                                   OMITTED AND FILED SEPARATELY WITH
                                   THE SECURITIES AND EXCHANGE
                                   COMMISSION. BRACKETS AND UNDERSCORES
                                   DENOTE SUCH OMISSIONS.


                                   [___________] tons/month by October 1, 2006

2007-Expiration Date               [___________] tons

            Buyer shall have the option, upon not less than six (6) months' prior notice to Seller, to increase the Annual Base Amount (for calendar years occurring after 2005) by [___________] tons (prorated in the case of the portion of the calendar year remaining after such increase takes effect) so as to increase the Annual Base Amount to [___________] tons, subject to availability of equipment at the Source Mine required by Seller to produce coal to be sold hereunder in such quantities ("Increased Production Equipment"). If Seller is unable to produce the increased Annual Base Amount due to unavailability of the Increased Production Equipment, Seller shall use commercially reasonable efforts to obtain the Increased Production Equipment (including, without limitation, by diverting equipment from other mines to the extent not currently in use or anticipated to be used in such other mines) prior to the expiration of such six month period, and in any event shall obtain the Increased Production Equipment prior to the expiration of eighteen
            (18) months after receipt of Buyer's notice. Once the Annual Base Amount is increased pursuant to this Section 1.2, it may not be decreased without the mutual consent of the parties. Seller shall not change the source of the coal supplied hereunder (the "Base Source Coal") without the prior written consent of Buyer's Agent. Seller represents to Buyer that the current assigned reserves of the Source Mine comprising the Reserve Commitment are as set forth in
            Schedule 1.2 hereto. Seller shall not reduce the assigned reserves of the Source Mine below that reflected in Schedule 1.2 without the prior written consent of Buyer's Agent.

      1.3 The Sycamore Adjusted Base Amount remaining to be delivered to Buyer under the Sycamore Agreement from the date hereof through April 30, 2006, currently scheduled in the monthly quantities set forth in
            Schedule 1.3 hereto (the "Sycamore Monthly Scheduled Amounts"), shall continue to be delivered to the Station until the tonnage commitment under the Sycamore Agreement has been satisfied. If Sycamore fails to deliver the Sycamore Monthly Scheduled Amounts under the Sycamore Agreement (for any reason other than force majeure or a default by Buyer thereunder) for more than three months (consecutive or otherwise) in any six month period, or if the Sycamore Agreement is terminated for any reason other than Buyer's unexcused failure to accept deliveries of the Sycamore Adjusted Base Amount thereunder (including, without limitation, by reason of the rejection of such contract by Anker Energy or Sycamore (or any trustee on its or their behalf) in any case or proceeding commenced by or against Anker Energy or Sycamore under the United States Bankruptcy Code, 11 U.S.C. Section 101 et seq.), Buyer, at its option, may make up any deficiency in deliveries of the Sycamore Adjusted Base Amount under this Agreement. In such event, the applicable monthly quantities to be delivered by Seller hereunder in any month shall be determined based on the sum of the Sycamore Monthly Scheduled Amount for such month and the monthly scheduled quantity of coal to be delivered to Buyer for such month established pursuant to Section 2.1 of this Agreement, and Buyer will credit any tonnage (the "Sycamore Makeup Amount") delivered by Seller hereunder in any month up to the Sycamore Monthly Scheduled Amount for such month against Sycamore's tonnage commitment under the Sycamore Agreement, with any tonnage delivered by Seller hereunder in excess of the Sycamore Monthly Scheduled Amount being credited to the monthly scheduled quantity of coal to be delivered to Buyer for such month established pursuant to Section 2.1. The Sycamore Makeup Amount delivered by Seller hereunder shall be invoiced and paid for by Buyer in accordance with Section 7.4 at the applicable base price (expressed in cents/MMBtu) at the time of delivery set forth in the Sycamore Agreement (or, in the case of deliveries after April 30, 2006, at the applicable base price in effect under the Sycamore Agreement on April 30, 2006).

      1.4 If, during any calendar year, Seller fails to deliver, or Buyer fails to accept, other than by reason of force majeure, the Annual Base Amount to be delivered during such calendar year, the party not at fault shall have the right to schedule the shortfall for delivery in the following calendar year. Such party shall provide written notice to the other party within thirty (30) days after the end of such calendar year of the shortfall tonnage it elects to deliver or accept in such following calendar year; provided, however, that in no event shall Seller be obligated to produce and deliver, nor shall Buyer be obligated to accept, aggregate deliveries of coal as a result of such rescheduled deliveries in excess of the applicable limitation set forth in Section 2.1.

2.0   DELIVERY AND BILLING WEIGHT

      2.1 Buyer's Agent and Seller shall develop monthly and weekly delivery schedules for each calendar year which are consistent with the Annual Base Amount for such calendar year and the Station's annual scheduled maintenance outages. No later than 30 days in advance of each calendar year, Buyer's Agent will provide Seller with the monthly delivery schedule for each month of such calendar year for the Annual Base Amount to be delivered; provided, however, that in no event shall Seller be obligated to produce and deliver an aggregate quantity of coal in such calendar year in excess of the Annual Base Amount if such excess production is greater than what the Source Mine can reasonably accommodate based on existing Source Mine equipment and existing permits, nor shall Buyer be obligated to schedule or accept delivery of an aggregate quantity of coal in excess of the annual tonnage commitment under both the Sycamore Agreement and this Agreement if such excess deliveries are greater than what the Station can reasonably accommodate based on existing Station equipment and existing permits. In the event of any conflict, the tonnage to be delivered under the Sycamore Agreement shall have priority.

      2.2 Buyer reserves the right to designate a destination other than Harrison Power Station for delivery of coal to be supplied by Seller hereunder and to consign shipments to such alternate destination. In the event Buyer's Agent designates an alternate destination for delivery of any coal supplied by Seller hereunder, Buyer's Agent shall designate the method of delivery to such alternate destination. Arrangements and charges for transportation and delivery of the coal from the applicable delivery point to the destination designated by Buyer shall be the sole responsibility of Buyer. Buyer shall not be required to ship tonnage to an alternate destination. Seller shall not be responsible for any transportation arrangements to an alternate destination.

      2.3 Buyer reserves the right, at any time, and from time to time, at its sole discretion, to sell any or all coal purchased by Buyer under this Agreement to any person, firm, or corporation designated by Buyer (a "Third Party Purchaser"): provided, however, that Buyer's Agent shall give Seller not less than ten (10) days' notice of any proposed sale to a Third Party Purchaser (including the terms of such sale) and Seller shall have the right, at any time prior to the expiration of such ten (10) day period, to either release Buyer from its commitment to purchase such coal from Seller or to repurchase such coal from Buyer at the same price offered by the Third Party Purchaser. Buyer's Agent will designate the destination and method of delivery to any Third Party Purchaser and Buyer shall be responsible for any additional transportation arrangements or costs associated therewith.

      2.4 Seller shall deliver the coal to be sold hereunder by truck, unless otherwise agreed by Buyer and Seller. Title to and risk of loss of any coal delivered to Buyer pursuant to this Agreement shall pass to Buyer when such coal has been delivered to Buyer F.O.B. the Station, or if Buyer designates an alternate destination for delivery of coal pursuant to Section 2.2 or 2.3, when such coal has been delivered to Buyer F.O.B. such other delivery point as Seller and Buyer may agree.

3.0   QUALITY AND SPECIFICATIONS

      3.1 The coal to be supplied by Seller hereunder shall meet the following specifications on a composite "as-received" basis averaged over each Sample Period specified in Article 4.0:

Btu (Btu/#) .................    Not less than 12,000
Total Moisture (%) ..........    Not to exceed 6.0
Ash (#Ash/MMBtu) ............    Not to exceed 11.67
Sulfur (#/MMBtu) ............    Not less than 2.33, and
                                 not to exceed 3.33
Volatile Ranking ............    Mid to High
Grindability ................    Not less than 55
Size ........................    Not to exceed 3" x 0

            If the quality specifications specified above are to be met by the blending of coals with different characteristics, such blending must take place off Station property.

      3.2 In addition, the coal shall not contain a prohibitive amount of fines and shall be free of other extraneous materials or any other matter affecting coal quality, including earth, rock, wood, bone, metal, sulfur balls or other impurities which would adversely affect the operation of Buyer's equipment.

4.0   WEIGHING, SAMPLING AND ANALYSIS

      4.1 The final determination of the actual quantity of coal delivered to Buyer hereunder shall be made by Buyer's weighing of the coal on the truck scales at the Station or any alternate destination designated by Buyer's Agent, or such other method as the parties may mutually agree upon. Buyer shall record such weights in Buyer's transaction receipt and report or weight ticket for each shipment. Absent manifest error, the scale weights recorded in the transaction receipt and report or weight ticket prepared by Buyer shall be controlling as to the quantity of coal delivered.

      4.2 Except as otherwise provided in Section 4.5, sampling and analysis of coal delivered pursuant to this Agreement shall be determined by analyses of representative samples collected by Buyer of the coal supplied by Seller, which analyses shall be performed by Buyer's Agent in accordance with methods and standards approved by the American Society for Testing and Materials

            ("ASTM"), or such other methods and standards as the parties may mutually agree upon. If the results of the analyses performed to determine compliance with the quality specifications set forth in
            Article 3.0 indicate concentration levels for any specification that are within the precision and bias limits applicable for the ASTM test method utilized, then the coal shall be deemed to comply with such specification.

      4.3 Each calendar month during the Term shall be divided into three sample periods. The first period shall be the 1st through the 10th day of the month; the second period the 11th through 20th day of the month; and the third period the 21st through the last day of the calendar month (each such period being referred to herein as a "Sample Period"). Buyer's Agent shall separately determine a weighted average "as-received" analysis of the coal delivered over each Sample Period based on daily samples taken during such Sample Period (calculated as the weighted average results of the daily "as received" analyses and the associated weights of the samples analyzed). As soon as practicable after the end of each Sample Period, Buyer's Agent shall advise Seller in writing of the results of the analysis for such Sample Period. Seller may observe the collection and preparation of samples, and, upon written request of Seller, Buyer shall make available to Seller a representative portion of each daily sample.

      4.4 In the event Buyer's Agent designates an alternate destination for any coal supplied by Seller hereunder, then, unless otherwise agreed by the parties, said coal shall be weighed on scales at the alternate destination designated by Buyer's Agent, or by such other method as the parties may mutually agree upon, and shall be sampled and analyzed in accordance with the procedures set forth in Sections
            4.2 and 4.3 based on samples taken at such alternate destination.

      4.5 In the event of any sale by Buyer of any coal purchased by Buyer hereunder to a Third Party Purchaser, Seller's weights and analyses shall govern for the purpose of determining the quantity of such coal, its compliance with the quality specifications and any adjustments to the purchase price payable by Buyer to Seller based therein, provided such weights and analyses shall be performed in compliance with ASTM methods and standards or such other methods and standards as the parties may agree upon, and shall be subject to Buyer's rights to examine Seller's weight and analysis records and to have a representative present when such weighing, sampling and analyses are performed.

5.0   REJECTION OF SHIPMENTS

      5.1 Buyer shall have the right, in its sole discretion, to reject individual shipments of coal which it or Buyer's Agent judges to be:

            5.1.1 Oversize, or

            5.1.2 Finer or wetter than that which existing station equipment is capable of handling or burning efficiently, or

            5.1.3 Considered to contain excess amounts of rock, wood, bone, metal, sulfur balls, or other impurities which would adversely affect the operation of Buyer's equipment, or

            5.1.4 Not homogeneously blended in each delivery in a manner that will ensure reasonably uniform consistency as to size and quality.

      5.2 If Buyer rejects any coal shipment in accordance with Section 5.1, Buyer or Buyer's Agent shall notify Seller of its rejection and Seller, at its expense, shall remove such rejected coal within seven
            (7) calendar days after rejection and reimburse Buyer for all transportation, demurrage and handling charges, if any, incurred by Buyer associated with such rejected shipment. The provisions of this
            Section 5.2 shall survive termination of this Agreement.

      5.3 Tonnage deficiencies in any calendar year resulting from Buyer's rejection of any coal shipment may, at Buyer's option, be deducted from the Annual Base Amount for such calendar year.

6.0   SUSPENSION AND TERMINATION

      6.1 Buyer may, at its option, immediately suspend deliveries hereunder until such time as Seller can provide Buyer's Agent with assurances satisfactory to Buyer's Agent that Seller will fully perform its obligations hereunder if:

            6.1.1 The coal delivered fails to meet any of the quality
                  specifications or ratios set forth in Article 3.0 on a composite "as-received" basis averaged over each Sample Period for two (2) Sample Periods (consecutive or otherwise) during any two (2) month period, or

            6.1.2 The coal delivered on any two days (consecutive or otherwise)
                  during any Sample Period exceeds by 10% or more the maximum permitted ratios for sulfur and/or ash content set forth in
                  Article 3.0, or

            6.1.3 The quantity of coal delivered during any two consecutive calendar months does not approximate, other than by reason of force majeure, the delivery schedule mutually agreed to by Buyer's Agent and Seller as provided in Section 2.1.

      6.2 Should inventories of coal at the Station or other applicable destination, in the judgment of Buyer's Agent, increase beyond desired levels, Buyer may reduce or suspend scheduled deliveries until such time as inventories return to acceptable levels, provided Seller is given an opportunity to make up deliveries within the following calendar year, subject to the limitation set forth in
            Section 2.1. Subject to Buyer's obligations under contracts in existence on the date hereof, Buyer shall reduce or suspend spot purchases before reducing or suspending scheduled deliveries by Seller under this Section 6.2, and shall reduce or suspend deliveries by Seller under this Section 6.2 proportionally with all other suppliers of coal to the Station based on Seller's and such other suppliers' respective tonnage commitments.

      6.3 If within ten (10) calendar days of suspension Seller does not provide assurances, in writing, reasonably satisfactory to Buyer's Agent that it will fully perform its obligations hereunder, or if Seller fails to meet either the required specification criteria or delivery schedule at any time during the next thirty-day delivery period after Buyer's Agent's authorization to resume deliveries (except for de minimus noncompliance), Buyer may terminate this Agreement.

                                       * CONFIDENTIAL MATERIAL HAS BEEN
                                         OMITTED AND FILED SEPARATELY WITH
                                         THE SECURITIES AND EXCHANGE
                                         COMMISSION. BRACKETS AND UNDERSCORES
                                         DENOTE SUCH OMISSIONS.

      6.4 During periods of suspension pursuant to Section 6.1, Buyer shall have the right to buy replacement coal of similar quality and in such quantities (not exceeding the suspended quantities) as Buyer deems necessary to maintain operations and desired levels of inventories, and Seller shall be responsible for all additional costs Incurred by Buyer associated therewith.

      6.5 Except as provided in Section 6.2, tonnage deficiencies in any calendar year resulting from any suspension of deliveries may, at Buyer's option, be deducted from the Annual Base Amount for such calendar year.

7.0   PRICING AND PAYMENT

      7.1 Buyer shall pay to Seller, subject to the quality adjustments contained herein, a base purchase price per million BTU for all coal delivered hereunder (the "Base Price") at the rate of [_ _ _ _]/MMBTU ($[_ _ _ _]/ton), F.O.B the Station. If Buyer exercises its option to increase the Annual Base Amount pursuant to
            Section 1.2, then the Base Price less the transportation cost allowance set forth in Section 8.5 (as each may be adjusted in accordance with Article 8.0) (such remainder, the "Base Mine Price") applicable to all coal delivered to Buyer thereafter shall be reduced by an amount equal to [_ _ _ _]% of the Base Mine Price then in effect.

      7.2 The Base Price is based on such coal meeting the individual quality specifications set forth in Article 3.0 as received by Buyer. Whenever the coal delivered during any Sample Period does not conform to such quality-specifications, the Base Price shall be adjusted as follows:

            7.2.1 Moisture Content. If the weighted average moisture content of the coal received for any Sample Period exceeds [_ _ _ _]%, the Base Price payable for such coal shall be reduced by $[_ _ _ _]/ton.

            7.2.2 Ash/Btu Content. If the weighted average ash content of the coal received for any Sample Period exceeds [_ _ _ _] lbs. per million Btu, the Base Price payable for such coal shall be reduced by $[_ _ _ _]/ton.

            7.2.3 Sulfur/Btu Content. If the weighted average sulfur content of the coal received for any Sample Period exceeds the ratios specified below, the Base Price payable for such coal shall be reduced according to the following schedule:

# Sulfur/MMBtu                Adjustment
--------------                ----------
[_ _ _ _]                    $[_ _ _ _]/ton
[_ _ _ _]                    $[_ _ _ _]/ton
[_ _ _ _]                    $[_ _ _ _]/ton

      7.3 Each of the adjustments set forth in Section 7.2 are independent of one another, and the applicable Base Price for any Sample Period shall be reduced by the cumulative total of all applicable quality adjustments for such Sample Period (the Base Price, as so adjusted, being referred to herein as the "Adjusted Base Price").

                                          * CONFIDENTIAL MATERIAL HAS BEEN
                                            OMITTED AND FILED SEPARATELY WITH
                                            THE SECURITIES AND EXCHANGE
                                            COMMISSION. BRACKETS AND UNDERSCORES
                                            DENOTE SUCH OMISSIONS.

      7.4 Buyer shall, on a [_ _ _ _] basis, calculate the cumulative payment due Seller for each of the [_ _ _ _] Sample Periods which comprise such [_ _ _ _] in accordance with the provisions of this Agreement, and shall submit an invoice to Seller for all coal delivered and accepted hereunder during such [_ _ _ _], showing the quantity of coal purchased for each Sample Period to which it relates (accompanied by supporting documentation which shall include a detailed log of daily delivery transactions) and the Adjusted Base Price applicable thereto. Payment to Seller will be made on or before the 20th day of the following month via Electronic Funds Transfer (EFT). Absent manifest error, the invoices prepared by Buyer shall be controlling as to the amounts due Seller hereunder. Seller shall not readdress or object to a payment issued by Buyer after ninety (90) days has elapsed from the date of the original invoice.

8.0   BASE PRICE ESCALATION ADJUSTMENTS

      8.1 As of the date hereof, the Base Price is comprised of the following base dollar amounts (the "Base Dollar Amounts") of the following components and subcomponents of Seller's cost to mine and produce coal. The Base Price and the Base Dollar Amounts shall be adjusted to reflect changes in such components and subcomponents, such that the resulting Base Price applicable to any coal consigned for shipment on and after the effective date of any such adjustment shall remain in effect until the Base Price is again adjusted pursuant to this Section. All such adjustments shall be accompanied by appropriate documentation (which shall be furnished by Seller to Buyer) and shall be subject to verification by Buyer.

                                     Base Dollar
                        Sub-          Amount Per
   Component         component      Ton(as(1/1/05)         Index or Method
---------------     ------------    --------------    ---------------------------
Labor               Esc.- Ref.        $ [_ _ _ _]     Bituminous coal and lignite
                    Benchmark                         surface mining, Average
                                                      Hourly Earnings of
                                                      Production Workers (CEU
                                                      Series ID: CEU1021211106)

Medical             Esc.- Ref.        $ [_ _ _ _]     CPI -- All Urban Wage
                    Benchmark                         Earners Medical Care
                                                      (CPI Series ID:
                                                      CWUR0000SAM)

Steel Supplies      Esc.- Ref.        $ [_ _ _ _]     Fabricated Metal
                    Benchmark                         Products (PPI Series
                                                      ID: PCU331--331--

Fuel &              Esc.- Ref.        $ [_ _ _ _]     Petroleum Products,
Lubricants          Benchmark                         Refined (PPI Series ID:
                                                      WPU057)

Subtotal                              $ [_ _ _ _]     Subject to Supplemental
(Variable Cost                                        Adjustment
Components)

Supplies            Esc. - Index      $ [_ _ _ _]     Industrial Commodities,
                    Based                             Less Fuels and Related
                                                      Products and Power (PPI
                                                      Series ID: WPU03T15M05)

Repairs &           Esc. - Index      $ [_ _ _ _]     Mining Machinery Equipment
Maintenance         Based                             (PPI Series ID: WPU1192)

Electric Power      Esc. - Index      $ [_ _ _ _]     Industrial Power (PPI
                    Based                             Series ID: WPU0543)

Subtotal (All                         $ [_ _ _ _]
Escalating
Components)

                                          * CONFIDENTIAL MATERIAL HAS BEEN
                                            OMITTED AND FILED SEPARATELY WITH
                                            THE SECURITIES AND EXCHANGE
                                            COMMISSION. BRACKETS AND UNDERSCORES
                                            DENOTE SUCH OMISSIONS.

Governmental        Pass               $   [_ _ _ _]  Federal Black Lung Excise Tax
Assessment          Through
Components                             $   [_ _ _ _]  Federal Reclamation Fees

                                       $   [_ _ _ _]  WV Severance Tax

                                       $   [_ _ _ _]  WV Workers Comp

Fixed Component                        $   [_ _ _ _]  Fixed for the Term and not
                                                      subject to adjustment


Total-All                              $   [_ _ _ _]  Base Mine Price
Components

Trucking                               $   [_ _ _ _]  Base Transportation Cost

                                       $   [_ _ _ _]  Base Price (FOB Station)

      8.2 The Labor, Medical, Steel Supplies and Fuel & Lubricants components of the Base Mine Price set forth above (collectively, the "Variable Cost Components"), as well as the Supplies, Repairs & Maintenance and Electric Power components of the Base Price set forth above, shall be adjusted [_ _ _ _] effective [_ _ _ _] (each such date, an "Adjustment Date"), commencing July 1, 2006. The first adjustment effective as of [_ _ _ _] shall be determined by comparing the average value of each respective index for [_ _ _ _] of [_ _ _ _] to the average value of each respective index for [_ _ _ _] of [_ _ _ _]. As of each Adjustment Date thereafter, the average value of each respective index for the [_ _ _ _] months preceding such Adjustment Date shall be compared to the average value of each such index for the [_ _ _ _] months preceding such Adjustment Date. For example, the [_ _ _ _] adjustment shall compare the average value of each respective index for [_ _ _ _] of [_ _ _ _]to the average value of each such index for [_ _ _ _] of [_ _ _ _]. In each such case, [_ _ _ _] of the respective change (carried out to four decimal places, e.g., 6.124% shall be 0.0612) in each such index shall be multiplied by the last previously effective Base Dollar Amount of the component or subcomponent correlative thereto. The net amounts of increase or decrease so obtained shall be added to or subtracted from, as the case may be, such last previously effective Base Dollar Amount of the component or subcomponent correlative thereto and the resulting amount per ton (rounded to the nearest whole cent) shall become the then effective Base Dollar Amount of such component or subcomponent of the Base Mine Price. A sample calculation of adjustments to such components and subcomponents of the Base Mine Price pursuant to this Section 8.2 is attached hereto as
            Schedule 8.2.

      8.3   If the Base Mine Price is reduced pursuant to the last sentence of
            Section 7.1, such reduction shall be applied to all components and subcomponents of the Base Mine Price then in effect (other than the Governmental Assessment Components portion thereof), pro rata in accordance with the respective Base Dollar Amounts of such components and subcomponents then in effect, so as to reduce the aggregate Base Dollar Amounts of all of such components and subcomponents by an amount equal to [_ _ _ _] of the Base Mine Price then in effect (before giving effect to such reduction). A sample calculation of adjustments to such components and subcomponents of the Base Mine Price pursuant to this Section 8.3 is attached hereto as Schedule 8.3.

                                          * CONFIDENTIAL MATERIAL HAS BEEN
                                            OMITTED AND FILED SEPARATELY WITH
                                            THE SECURITIES AND EXCHANGE
                                            COMMISSION. BRACKETS AND UNDERSCORES
                                            DENOTE SUCH OMISSIONS.


      8.4 The Base Dollar Amounts of the Governmental Assessment Components of the Base Mine Price set forth above shall be adjusted for changes in federal black lung excise tax, federal reclamation fees, West Virginia severance tax and West Virginia workers' compensation (which for this purpose shall be limited to base rates, exclusive of experience premiums and other adjustments not applicable to employers in the mining industry generally) occurring after July 1, 2005, effective as of the [_ _ _ _] following the effective date of any such change (except when such change is effective on the first day of a month, in which case such adjustment shall be effective as of such date). The parties agree that the proposed West Virginia severance tax, regardless of the form in which it is enacted, will, if enacted, be deemed to constitute an additional item of the Governmental Assessment Components for purposes of this Section. Such amounts shall be adjusted for any related tax credits or other credits allowed to Seller. For the purpose of calculating adjustments to the Base Mine Price pursuant to this Section 8.4, all such adjustments shall be deemed to be based on those governmental assessments applicable to underground mining. A sample calculation of adjustments to the Governmental Assessment Components of the Base Mine Price pursuant to this Section 8.4 is attached hereto as
            Schedule 8.4.

      8.5 The Base Price is also subject to adjustments to the Base Transportation Cost (as hereinafter defined) based on changes in trucking costs. Such adjustments, if applicable, shall be determined and computed in accordance with the methodology set forth in
            Schedule 8.5 attached hereto, shall be paid separately and shall not be taken into account in computing any other adjustments to the Base Price hereunder. As of the date hereof, the Base Price includes an allowance of $[_ _ _ _] for truck transportation costs (the "Base Transportation Cost"). Seller is negotiating, and shall use commercially reasonable efforts to conclude, a definitive arrangement with an independent trucking company (the "Trucker") to provide truck transportation service to Seller for transportation of all coal to be delivered by Seller hereunder (the "Transportation Contract"). The terms of the Transportation Contract shall be subject to Buyer's approval, which approval shall not be unreasonably withheld or delayed. For purposes of this Section 8.5, if Seller's actual cost of truck transportation (expressed in $/ton) determined in accordance with the methodology set forth in Schedule
            8.5 (or such other methodology consistent with the Transportation Contract as shall be reasonably satisfactory to Buyer), based on the Transportation Contract, is more or less than $[_ _ _ _]/ton, the Base Transportation Cost and Schedule 8.5 shall be adjusted accordingly; provided, however, that the initial Base Transportation Cost hereunder shall in no event exceed $[_ _ _ _].

      8.6 If upon agreement or final determination, an adjustment to the cost per ton is found to be appropriate in accordance with Section 8.2, 8.3, 8.4 or 8.7, an appropriate credit for such amount (converted to an equivalent delivered cents/MMBtu basis), for all coal delivered hereunder on and after the effective date of any such adjustment, shall be made to the party to whom the benefit of such credit is due.

      8.7 Notwithstanding the foregoing adjustments to the Base Price, if as of any Adjustment Date both (a) the total costs incurred by Seller in producing Source Mine coal in an amount equal to the Annual Base Amount (expressed in $/ton), as determined in accordance with the methodology described in Schedules 8.7(a)(l) and 8.7(a)(2), shall be [_ _ _ _]% or more greater than, or [_ _ _ _]% or more less than, an amount equal to the Base Mine Price then in effect less $[_ _ _ _], and (b) the portion of such total costs incurred by Seller in any of the four categories comprising the Variable Cost Components (expressed in $/ton) (individually, the "Component Cost" for each such category) shall be [_ _ _ _]% or more greater than, or [_ _ _ _]% or more less than, the Base Dollar Amount then in effect for such category (such difference being called the applicable "Variance Amount" for such category), then the respective Base Dollar Amount for such category of the Variable Cost Components shall be increased or decreased, as the case may be, as of such Adjustment Date by an amount equal to [_ _ _ _]% of the Variance Amount for such category (the aggregate amount of all such adjustments to the Variable Cost Components pursuant to this Section
            8.7 being collectively referred to herein as the "Supplemental Adjustment"). For purposes of the foregoing clause (b), the Component Cost for each category as of any Adjustment Date will be determined in accordance with the methodology described in Schedules 8.7(b)(1) through 8.7(b)(4) by applying the same percentage increase or decrease to the Base Dollar Amount then in effect for such category (before giving effect to any adjustment pursuant to this Article 8.0 on such Adjustment Date) as Seller's actual costs in such category increased or decreased since the last preceding Adjustment Date (or Seller's budgeted costs as of January 1, 2005 as set forth on Schedule 8.7(b)(5) (which budgeted costs shall be subject to verification by Buyer within 60 days of the date hereof and appropriately adjusted if warranted by such verification) in the case of the first such Adjustment Date). The Supplemental Adjustment to the Base Mine Price pursuant to this Section 8.7 shall be in addition to any adjustment to the Base Mine Price pursuant to
            Section 8.2. Buyer shall have the right at its expense to examine, or cause an audit to be made of, the records and books of account of Seller with respect to Seller's costs of producing Source Mine coal and the calculation of any Supplemental Adjustment to the Base Mine Price pursuant to this Section 8.7. A sample calculation of Supplemental Adjustments to the Base Mine Price pursuant to this
            Section 8.7 is attached hereto as Schedule 8.7(c).

                                          * CONFIDENTIAL MATERIAL HAS BEEN
                                            OMITTED AND FILED SEPARATELY WITH
                                            THE SECURITIES AND EXCHANGE
                                            COMMISSION. BRACKETS AND UNDERSCORES
                                            DENOTE SUCH OMISSIONS.



      8.8 The indices utilized in calculations made pursuant to this Agreement shall be the indices as they are first published. In the event that the current base or any index referred to in Section 8.1 or 8.3 is converted to a new base, or should the United States Department of Labor convert an index from the Standard Industrial Classification System to the North American Industry Classification System, then conversion tables published by the United State Department of Labor, Bureau of Labor Statistics, or the United State Department of Commerce, Bureau of Economic Analysis, as the case may be, shall be used in re-computing the level of any such index. Should publication of any index be discontinued, an index which is as nearly as practicable equivalent shall be substituted by mutual agreement of the parties. In the event that supervening events or circumstances shall render inapplicable any of the methods set forth in this
            Article 8.0 for computing adjustments to the Base Price, the parties shall meet promptly to consider and agree upon new or revised methods appropriate to the circumstances then prevailing.

      9.0   RE-OPENER

      9.1 If Seller's total aggregate annual cost per ton of producing Source Mine coal (in an amount equal to the Annual Base Amount) during any calendar year after [_ _ _ _] shall exceed [_ _ _ _]% of the Base Mine Price then in effect (as the same may have been adjusted in accordance with Article 8.0), then Seller shall have the right at any time within ninety (90) days after the end of such calendar year to give Buyer written notice of its election to negotiate an adjustment to the Base Price pursuant to this Article 9.0; provided, however, that if any such

                                          *CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPERATELY WITH
                                           THE SECURITIES AND EXCHANGE
                                           COMMISSION. BRACKETS AND UNDERSCORE
                                           DENOTE SUCH OMISSIONS.


             increase occurs prior to [_ _ _ _] as a result of a change in law described in Section 12.2, Seller may give a notice to Buyer pursuant to this Section within ninety (90) days after the end of the calendar year in which such increase occurs. Seller shall furnish to Buyer, upon request therefor, sufficient information concerning Seller's cost of producing Source Mine coal (other than information the disclosure of which would breach any confidentiality agreement or other legal requirement by which Seller may be bound) to enable Buyer to verify whether such condition has been met. Subject to such limitations, Buyer shall have the right at its expense to examine, or cause an audit to be made of, the records and books of account of Seller with respect to its cost of production of Source Mine coal.

       9.2 If the market price of coal available to Buyer (F.O.B. Station) during any calendar year after December 31, 2011, as determined by responses to Buyer's bid solicitations pursuant to Qualifying Bids for coal of similar quality to that required by this Agreement, shall be less than [_ _ _ _]% of the Base Price then in effect (as the same may have been adjusted in accordance with Article 8.0), then Buyer shall have the right at any time within ninety (90) days after the end of such calendar year to give Seller written notice of its election to negotiate an adjustment to the Base Price pursuant to this Article 9.0. Buyer's Agent shall determine a weighted average annual price per ton of coal (converted to an equivalent delivered cents/MMBtu basis) based on all Qualifying Bids received. For purposes of this Section 9.2, "Qualifying Bids" must meet the following criteria:

            9.2.1 Each bid must be submitted by a single coal producer (or one or more affiliates of such producer), or direct sales agent of such a coal producer (who possesses reasonably satisfactory evidence of its right to sell such coal), or a coal marketer, who is not an affiliate of Buyer;

            9.2.2 The quality of the coal must meet the quality specifications set forth in Article 3.0 on a composite "as-received" basis, or the bid price shall be appropriately adjusted to take into account differentials between the average Btu, ash and sulfur content per pound, and moisture content, of coal under the bid and the corresponding specifications set forth in Section 3.1 and the additional costs (including, but not limited to, emission allowance costs), if any, to Buyer of utilizing such coal; and

            9.2.3 The bids submitted must be for an aggregate tonnage of not less than [_ _ _ _] of the Annual Base Amount.

            Buyer's Agent shall furnish to Seller, upon request therefor, sufficient information concerning its bid solicitations and Qualifying Bids (other than information that would fail to maintain confidentiality of the bidders, or the disclosure of which would breach any confidentiality agreement or other legal requirement by which Buyer or Buyer's Agent may be bound) to enable Seller to verify whether such condition has been met. Subject to such limitations, Seller shall have the right at its expense to examine, or cause an audit to be made of, the records and books of account of Buyer and Buyer's Agent with respect to the calculation of the weighted average price per ton of coal available to Buyer under this
            Section 9.2.

      9.3 If Seller gives a notice to Buyer pursuant to Section 9.1, or Buyer gives a notice to Seller pursuant to Section 9.2, the parties shall negotiate in good faith to reach agreement on an appropriate adjustment to the Base Price, taking into

                                          *CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPERATELY WITH
                                           THE SECURITIES AND EXCHANGE
                                           COMMISSION. BRACKETS AND UNDERSCORE
                                           DENOTE SUCH OMISSIONS.




             consideration all relevant factors, including the Base Price in effect during such calendar year, Seller's cost of production at the Source Mine, Buyer's as-delivered cost of coal at the Station, prices then offered by or to third parties for purchases and sales of coal of similar quality and in quantities greater than [_ _ _ _] of the Annual Base Amount, the additional costs to Buyer (including emission allowance costs) of utilizing Source Mine coal compared to other alternatives, current market conditions, and wholesale prices of electricity in the PJM market (or other market in which power generated by the Station or other destination utilizing the coal is to be sold).

      9.4 If, within ninety (90) days after receipt by Buyer of Seller's notice pursuant to Section 9.1 or Seller's receipt of Buyer's notice pursuant to Section 9.2, as the case may be, the parties have been unable to reach agreement on a new Base Price in accordance with
            Section 9.3, then either party shall have the right to terminate this Agreement upon not less than six (6) month's prior written notice to the other party.

10.0  RESERVES AND SOURCES

      Seller represents and warrants to Buyer that Seller now owns, leases or controls mining and/or processing operations with sufficient reserves of coal to enable Seller to supply Buyer with the total quantity of coal specified in this Agreement for the Term of this Agreement. Seller will not sell or agree to sell to others coal from such reserves which would jeopardize Seller's ability to supply the total Reserve Commitment during the Term of this Agreement. At Buyer's Agent's reasonable request, Seller shall continue to demonstrate throughout the term of the Agreement the availability of these quantities, qualities or capacities.

11.0  CONFIDENTIALITY AND NON-DISCLOSURE

      11.1 The terms and conditions of this Agreement shall only be disclosed to Buyer's and/or Seller's employees and representatives on a "need to know" basis and shall not be disclosed to any third party. Such terms and conditions shall under no circumstances be disclosed to a competitor of Seller or Buyer.

      11.2 Except as provided below, neither party shall, without the express written permission of the other, disclose this Agreement or the terms hereof to any third party, provided, however, that each party may disclose information related to this Agreement to any Federal, state or local governmental agency, authority or commission, or any court, tribunal or arbitrator (collectively, "Official Bodies") as required by law, including those which regulate Buyer's business. With respect to such disclosure to Official Bodies, the parties each agree: (1) to appropriately limit their respective requests and/or requirements for the disclosure or delivery of such confidential information to the minimum necessary to comply with applicable law;
            (2) to provide to the other timely notice of any Official Body's disclosure requirement so that the party seeking protection of such information can contest such disclosure requirement to the fullest extent allowed by law, and (3) to undertake such steps as may be available pursuant to law or regulation to provide for the confidentiality of any such confidential information released or disclosed to any Official Body. To the extent that the disclosure of any such confidential information to a third party (other than to Official Bodies, as described above) is necessary, each of the parties agrees to give notice thereof to the other party and request that the party seeking protection of such information shall have the right to obtain from such third parties any enforceable

                                          * CONFIDENTIAL MATERIAL HAS BEEN
                                            OMITTED AND FILED SEPARATELY WITH
                                            THE SECURITIES AND EXCHANGE
                                            COMMISSION. BRACKETS AND UNDERSCORES
                                            DENOTE SUCH OMISSIONS.

            confidentiality agreements providing for protection at least as stringent as those provided hereby. Except as to information which may become public through means other than the action or inaction of the party charged with improper disclosure, this Agreement shall remain in effect for a period of five years after the term of this Agreement expires

      11.3 Any reference to Buyer, this Agreement, the quantities of coal purchased by Buyer hereunder or other data relating to such purchases or the Station for Seller's advertising or reporting purposes shall be promptly reviewed by Buyer prior to release and shall not be released without the prior written consent of Buyer, which consent shall not be unreasonably withheld or delayed. Any reference to Seller, this Agreement, the quantities of coal sold to Buyer hereunder or other data relating to such sales or the Source Mines for Buyer's advertising or reporting purposes shall be promptly reviewed by Seller prior to release and shall not be released without the prior written consent of Seller, which consent shall not unreasonably be withheld or delayed.

12.0  LEGISLATION, REGULATIONS AND ORDERS

      12.1 Seller shall comply with the provisions of all Federal, State and other governmental laws and any applicable orders and/or regulations or any amendments or supplements thereto relating to the sale of coal hereunder which have been or may at any time during the Term of this Agreement be issued by a governmental agency having appropriate jurisdiction. Seller warrants that it and its subcontractors are in compliance with all such laws, orders and/or regulations now in effect.

             12.2 If the cost to Seller of producing, processing and delivering coal hereunder shall have increased (or decreased) as a result of any new or amended, or a change in the interpretation or enforcement of any, Federal, state or local law, rule, regulation, order or tax occurring after the date hereof (each, a "regulatory change"), Seller shall notify Buyer of such event promptly after Seller becomes aware thereof and shall specify in such notice the amount of any increase (or decrease) to the Base Price payable under this Agreement necessary as a result of such regulatory change. Buyer shall notify Seller within twenty (20) days after receipt of such notice from Seller whether Buyer agrees to Seller's proposed adjustment to the Base Price. If Buyer agrees to such adjustment, the Base Price shall be changed accordingly. If Buyer does not agree to such adjustment, the Base Price shall be adjusted by an amount equal to [_ _ _ _]% of the actual incremental change in costs incurred by Seller as a result of such regulatory change, as verified by supporting documentation to be submitted by Seller as hereinafter provided. Seller shall furnish to Buyer, upon request therefor, sufficient information concerning Seller's costs to enable Buyer to verify Seller's calculation of any change in Seller's costs incurred as a result of such regulatory change and the resulting new Base Price. Buyer shall have the right at its expense to examine, or cause an audit to be made of, the records and books of account of Seller with respect to any change in Seller's costs as a result of such regulatory change and the calculation of any adjustment to the Base Price pursuant to this
             Section 12.2. Notwithstanding the foregoing, the Base Price shall not be changed pursuant to this Section 12.2 as a result of any change in corporate net income taxes or taxes, fees or other impositions levied on or measured by, in whole or in part, capital, retained earnings or any other similar measure, or any business privilege, value added, general franchise or other similar taxes imposed on Seller or its properties or assets, or as a result of any change for which Seller has already received a transportation cost adjustment pursuant to Section 8.5 or a Supplemental Adjustment pursuant to Section 8.7. For the purpose of calculating adjustments to the Base Price pursuant to Article 8.0, any adjustment to the Base Price pursuant to this Section 12.2 shall be subtracted from the corresponding Base Dollar Amounts of the components or subcomponents of the Base Price affected by such regulatory change (pro rata in accordance with the respective Base Dollar Amounts of such components or subcomponents).

      12.3 In the event of the enactment after the date hereof of any Federal, State or other governmental law, regulation or order which may prohibit, make economically unfeasible, or restrict so as to effectively prohibit Buyer's use of the coal specified in this Agreement, Buyer shall notify Seller of such event promptly after Buyer becomes aware thereof and this Agreement shall no longer be binding after the effective date of such law, regulation, or order; provided, however, that Buyer shall exert good faith efforts to secure relief from such governmental restrictions. In the event of a conflict in interpretation of applicable governmental laws, regulations, and orders, then, for purposes of this Agreement, any reasonable interpretation which prohibits, makes economically unfeasible, or restricts so as to effectively prohibit Buyer's use of the coal specified herein shall be sufficient to permit Buyer to cancel this Agreement.

      12.4 In the event of the enactment after the date hereof of any Federal, State, or other governmental law, regulation or order which may prohibit or restrict so as to effectively prohibit Seller's mining, processing, or shipping of the coal specified in this Agreement, Seller shall notify Buyer of such event promptly after Seller becomes aware thereof and this Agreement shall no longer be binding after the effective date of such law, regulation, or order to the extent that such legislation has affected the production, processing, or shipping of coal under this Agreement; provided, however, that Seller shall exert good faith efforts to secure relief from such governmental restrictions. An increase in Seller's economic costs alone and which are not addressed in this Agreement shall not be sufficient cause to modify or terminate this Agreement or to suspend deliveries hereunder. In the event of a conflict in interpretation of applicable governmental laws, regulations, and orders, then, for purposes of this Agreement, any reasonable interpretation which prohibits or restricts so as to effectively prohibit Seller's mining, processing, or shipping of the coal specified herein shall be sufficient to permit Seller to cancel this Agreement.

13.0  FORCE MAJEURE

      13.1 As used herein, "force majeure" means any causes or circumstances beyond the reasonable control and without fault or negligence of the party affected thereby or of its subcontractors or carriers, such as, acts of God, governmental regulation, war, acts of terrorism, weather, floods, fires, accidents, strikes, major breakdowns of equipment, shortages of carrier's equipment, accidents of navigation, interruptions to transportation, embargoes, orders of civil or military authority, or other causes, whether of the same or different nature, existing or future, foreseen or unforeseeable, which wholly or partly prevent the mining, processing, shipment and/or loading of the coal by Seller, or the receiving, transporting and/or delivery of the coal by any carrier, or the accepting, utilizing and/or unloading of the coal by Buyer, but specifically excluding economic factors alone.

      13.2 If, by reason of force majeure, either party is unable, wholly or partially, to perform its obligations under this Agreement, the affected party shall promptly give the other party notice of such force majeure and full information concerning the causes or circumstances claimed to constitute such force majeure and, if such notice is given, the obligations of the party giving such notice shall be suspended (or reduced to the extent made necessary by such force majeure) during the continuance of such force majeure or its effects. The party claiming such force majeure shall exert due diligence to remove the causes or circumstances constituting such force majeure as soon as and to the extent reasonably practicable, and shall promptly notify the other party when the causes or circumstances constituting such force majeure have terminated. The other party shall have the right to investigate the causes or circumstances claimed by the affected party to constitute such force majeure.

      13.3 The requirement that the causes or circumstances constituting force majeure shall be removed by the affected party with all reasonable dispatch shall not require the settlement of strikes, lockouts or other labor disputes.

      13.4 No suspension or reduction for reason of force majeure shall invalidate the remainder of this Agreement, but, on removal of the causes or circumstances constituting such force majeure, deliveries of coal hereunder shall resume at the applicable Annual Base Amount rate; provided, however, that if either party suffers an extended period of force majeure, whether whole or partial, lasting six (6) months or longer, the other party shall have the right to terminate this Agreement upon thirty (30) days' prior notice. Tonnage deficiencies caused by force majeure shall not be made up, except by mutual consent.

14.0  EMPLOYMENT STANDARDS

      Seller shall (and shall cause its subcontractors, if any, to) comply with all applicable federal, state and local rules and regulations governing labor or employee relations, including Sections 6, 7,12 and 14 of the Fair Labor Standards Act, as amended. Seller agrees that Seller shall be subject to all applicable contract clauses required by federal, state or local law, rule or regulation to be included in this Agreement, including but not limited to the following clauses, which are incorporated by reference herein: Equal Opportunity Clause (41 C.F.R. Section60-1.4); Affirmative Action Clause for Disabled Veterans and Veterans of the Vietnam Era (41 C.F.R. Section60-250.4); Affirmative Action Clause for Handicapped Workers (41 C.F.R. Section60-741.4); the Certification of Nonsegregated Facilities Clause (41 C.F.R. Section60-1.8; 41 C.F.R. Section1-12.803.10); and the Nondiscrimination Clause (16 Pa. Code Section49.101). In addition, Seller certifies, if applicable, that it has developed a written affirmative action compliance program [41 C.F.R. Section60-1.40(a)] and will annually file Standard Form 100 (EEO-1) [41 C.F.R. Section60-1.7(a)].

15.0  DRUG AND ALCOHOL ABUSE

      Seller shall be solely responsible for its employees and subcontractors, and their employees, regarding drug and alcohol abuse. Controlled substances and alcohol are prohibited on Buyer's properties. The use, possession or sale of controlled substances or alcohol while on Buyer's properties will result in disciplinary action, including removal from the job site. The use of controlled substances and/or alcohol while off Buyer's property in a manner that adversely affects an employee's job performance or public perception of Buyer is not acceptable and will result in disciplinary action, including removal from the job site. Cost of testing shall be borne by Seller.

16.0  GOVERNING LAW

      This Agreement and the rights and obligations of the parties hereto shall be governed by the laws of the State of West Virginia.

17.0  ASSIGNMENT

      No party hereto may assign this Agreement or any portion hereof without the advance written consent of the other party, except that no such consent shall be required for (a) an assignment is made to any subsidiary or affiliate of Buyer, (b) an assignment in connection with a sale of Buyer's Harrison Power Station or other destination designated by Buyer or of all or substantially all of the assets or business of Buyer, or (c) an indirect assignment by reason of a change in control of Seller's parent, Anker Coal Group, Inc. In addition, Buyer may assign this Agreement without the consent of Seller to a third party for the purpose of manufacturing synthetic fuel for use at the applicable destination, but no such assignment shall relieve Buyer of its obligations under this Agreement unless such assignee provides Seller with security reasonably satisfactory to Seller to secure performance of all of the obligations of the purchaser of coal under this Agreement. Sale or lease of Seller's property, coal processing, or loadout facilities which service this Agreement is considered an assignment and therefore requires the prior written consent of Buyer. In all instances in which consent of the other party to any assignment is required, such consent shall not be unreasonably withheld or delayed.

18.0  NON-WAIVER

      The failure of any party to insist in any one or more instances upon strict performance of any obligation of another party under this Agreement shall not be deemed to be a waiver of the performance of any such obligation or a relinquishment of any rights hereunder for the future. Without limiting the foregoing, Buyer's acceptance of any coal that does not meet the quality specifications specified in this Agreement shall not be deemed a waiver of any right Buyer may have hereunder. The respective rights and remedies of the parties hereunder are cumulative and not exclusive of any rights or remedies which any party would otherwise have.

19.0  INDEMNIFICATION AND DAMAGES

      19.1 Seller shall indemnify, save harmless, and defend Buyer(s), Buyer's Agent, and their respective employees, agents and representatives (collectively "Buyer Indemnified Parties") from and against all claims, losses, liabilities, costs, settlements, awards, and expenses (including attorneys' fees and expenses) growing out of personal injury, death, or damage to property (including property of any Buyer Indemnified Party) arising out of or in any way connected with Seller's, its or their respective subcontractors' and/or carriers' performance or non-performance hereunder (negligent or otherwise), suffered or claimed to have been suffered by any person, corporation or entity (including any Buyer Indemnified Party) except to the extent due to the negligence or willful misconduct of any Buyer Indemnified Party.

      19.2 Under no circumstances, whether arising in contract, equity, or tort (including negligence), shall Seller be responsible for or liable to Buyer for consequential, incidental, punitive, exemplary or indirect damages, including lost profits.

20.0  INSURANCE

      20.1 Prior to rendering any service hereunder, Seller shall, at its own expense, procure and thereafter keep in effect until service has been performed:

            20.1.1 Worker's Compensation Insurance for its employees engaged in this work, sufficient to comply fully with requirements and coverages specified by laws of each jurisdiction in which work shall be performed.

            20.1.2 Employer's Liability insurance with limits of not less than
                   $1,000,000 per occurrence.

            20.1.3 Comprehensive automobile liability with limits of not less than $1,000,000 combined single limits.

            20.1.4 Commercial General Liability with limits of not less than
                   $5,000,000 combined single limits per occurrence, including Pollution Liability, liabilities arising under the Federal Employees Liability Act (FELA), Protection and Indemnity Insurance as may be applicable, and Contractual Liability covering all liability of Seller under this Agreement.

            20.1.5 Such other specific insurances and/or limits determined to
                   Buyer's Agent to be appropriate for work to be performed.

      20.2 All insurance required to be provided under Section 20.1 shall be issued by insurers rated A-/XI or better by A. M. Best Company (or A-/IX or better in the case of insurers whose parent companies are rated A-/XI or better) or who maintain comparable ratings assigned by another reputable and recognized rating agency approved by Buyer's Agent.

      20.3 Allegheny Energy Supply Company, LLC, Monongahela Power Company, and Allegheny Energy Service Corporation shall be named as additional insureds for each of the insurance coverages listed in items 20.1.3 and 20.1.4 above. These are "minimum" required limits and are in no way intended to be a limitation of Seller's liability. Seller shall furnish Buyer's Agent (Attention: Event Risk Manager) with certificates of insuring companies showing such insurance to be in effect and the expiration dates and agreeing to give thirty (30) days written notice to Buyer's Agent in advance of any change in or cancellation of such insurance.

21.0  CERTAIN REMEDIES OF BUYER

      It is expressly recognized and understood between the parties that prompt and full deliveries by Seller in accordance with this Agreement are essential to Buyer. Time is of the essence with respect to such deliveries. Therefore, the parties agree that in addition to, and not in limitation of, any and all other remedies to which Buyer may be entitled by law, Buyer shall have the right to require specific performance of this Agreement by Seller, and Buyer shall have the right, if necessary, to enter any appropriate judicial forum and, without bond or other security, to obtain injunctions and/or other appropriate relief against Seller to prevent deliveries of any Source Mine coal by Seller to any third parties while Seller is in default of or threatens default in the delivery of coal to Buyer that conforms to the specifications required under this Agreement.

22.0  NOTICES

      All notices under this Agreement shall be in writing and shall be deemed to have been given or made when sent by facsimile transmission (telecopy), recognized overnight delivery service, or first class United States mail postage prepaid, addressed to Seller, Buyer or Buyer's Agent, as the case may be, at its address specified below, or at such other address as any such party may specify by notice to the other parties:

       If to Seller:                Anker West Virginia Mining Company, Inc.
                                    2708 Cranberry Square
                                    Morgantown, West Virginia 26508
                                    Attn: President

       If to Buyer or Buyer's       Allegheny Energy Service Corporation
       Agent:                       4350 Northern Pike
                                    Monroeville, Pennsylvania 15146-2841
                                    Attn: Attention: General Manager, Fuel
                                          Logistics and Operations

                                    with copies to:

                                    Allegheny Energy Service Corporation
                                    4350 Northern Pike
                                    Monroeville, Pennsylvania 15146-2841
                                    Attn: Attention: General Manager, Fuel
                                          Procurement

                                    and:

                                    Allegheny Energy Supply
                                    800 Cabin Hill Drive
                                    Greensburg, Pennsylvania 15601
                                    Attn: Attention: General Counsel

23.0  AUTHORITY OF BUYER'S AGENT

      Whenever any action or determination under this Agreement is permitted or required to be taken or made by Buyer, or any right or remedy may be exercised by Buyer under this Agreement, such action or determination may be taken or made, and such right or remedy may be exercised, on behalf of Buyer by Buyer's Agent. Any such action or determination communicated by Buyer's Agent to Seller shall be binding on Buyer as fully as if such action or determination had been taken or made directly by Buyer.

24.0  COUNTERPARTS

      This Agreement may be executed in counterparts, which shall, in the aggregate, when signed by all parties constitute one and the same instrument, and, thereafter, each counterpart shall be deemed an original instrument as against any party who has signed it. Facsimile signatures shall be enforceable as original signatures.

                         [Signatures begin on next page]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.

                                       ANKER WEST VIRGINIA MINING
                                       COMPANY, INC.
                                       (Seller)

                                       By: /s/ D. LYNN SHANKS
                                           -------------------------------------
                                       Name:  D. LYNN SHANKS
                                       Title: PRESIDENT, ANKER WEST VIRGINIA
                                              MINING COMPANY, INC.

                                       ALLEGHENY ENERGY SUPPLY
                                       COMPANY, LLC
                                       (Buyer)

                                       By: /s/ John P. Campbell /DGF
                                           -------------------------------------
                                       Name:  John P. Campbell
                                       Title: President, Allegheny Energy Supply

                                       MONONGAHELA POWER COMPANY
                                       (Buyer)

                                       By: /s/ Joseph H. Richardson /DGF
                                           -------------------------------------
                                       Name:  Joseph H. Richardson
                                       Title: President, Allegheny Power

                                    GUARANTEE

      ANKER COAL GROUP, INC., a Delaware corporation ("ACGI"), hereby guarantees the full and timely payment and performance by Anker West Virginia Mining Company, Inc., a West Virginia corporation ("Anker Mining"), and its successors and assigns, of all duties, obligations and liabilities of Anker Mining under or arising from the Coal Sales Agreement dated the 17th day of February, 2005, between Anker Mining, as Seller, and Allegheny Energy Supply Company, LLC, a Delaware limited liability company ("AESC"), and Monongahela Power Company, a West Virginia corporation ("MPC"), as Buyer (the "Agreement"), and agrees that AESC and MPC shall have the right to demand payment and performance of Seller's obligations, duties and liabilities under the Agreement directly from ACGI as fully as if ACGI were a party to the Agreement, it being understood that this Guarantee shall bind ACGI and it successors and assigns, and inure to the benefit of AESC and MPC and their respective successors and assigns.

                                          ANKER COAL GROUP, INC.

                                          By: /s/ Raymond J. McElhaney
                                              ---------------------------------
                                          Name:  Raymond J. McElhaney
                                          Title: President

                                  Schedule 1.2


                                     [Map]

                                  Schedule 1.3
                          Sycamore Agreement Deliveries

Sycamore Agreement tonnage obligation                   [-------] tons

Deliveries as of January 31, 2005                       [-------] tons

Remaining Sycamore Agreement obligation                 [-------] tons

      The remaining tonnage obligation shall be shipped at a rate of not less than the following, constituting the "Sycamore Monthly Scheduled Amounts":

  MONTH         2005       2006       2007
---------     -------    -------    -------
JANUARY                  [-------]  [-------]
FEBRUARY      [-------]  [-------]  [-------]
MARCH         [-------]  [-------]  [-------]
APRIL         [-------]  [-------]  [-------]
MAY           [-------]  [-------]  [-------]
JUNE          [-------]  [-------]  [-------]
JULY          [-------]  [-------]  [-------]
AUGUST        [-------]  [-------]  [-------]
SEPTEMBER     [-------]  [-------]  [-------]
OCTOBER       [-------]  [-------]  [-------]
NOVEMBER      [-------]  [-------]
DECEMBER      [-------]  [-------]
               -------    -------    -------
  TOTAL       [-------]  [-------]  [-------]
               -------    -------    -------

                                           *CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           BRACKETS AND UNDERSCORES DENOTE SUCH
                                           OMISSIONS.


                              Coal Sales Agreement
                                  Schedule 8.2
                      Example of How Base Price is Adjusted
    All indice values are for example purposes only and bear no relevance to the actual values.

       <<<<<<<<<<<<<<< Price to be effective July 1, 2006 >>>>>>>>>>>>>>>

EMPLOYMENT HOURS & EARNINGS - CEU1021211106

                                                             Base/previous                  Adjusted
Base/previous Index    Current Period Index                      Price        Component       Price
   Month/yr   Value       Month/yr    Value       Change       Component      Adjustment    Component
------------- -----    -------------- -----       ------     -------------    ----------    ---------
March 2005    [_ _ _]  March 2006     [_ _ _]
April 2005    [_ _ _]  April 2006     [_ _ _]
May 2005      [_ _ _]  May 2006       [_ _ _]
               -----                   -----
Average       [_ _ _]  Average        [_ _ _]    [_ _ _]%    $  [_ _ _]      $  [_ _ _]   $  [_ _ _]

CPI-ALL URBAN WAGE EARNERS MEDICAL CARE - CWUR00000SAM

Base/previous Index    Current Period Index
   Month/yr   Value       Month/yr    Value
------------- -----    -------------- -----
March 2005    [_ _ _]   March 2006    [_ _ _]
April 2005    [_ _ _]   April 2006    [_ _ _]
May 2005      [_ _ _]   May 2006      [_ _ _]
               ----                    ----
Average       [_ _ _]   Average       [_ _ _]    [_ _ _]%    $ [_ _ _]        $ [_ _ _]     $ [_ _ _]

FABRICATED METAL PRODUCTS - PCU331---331---

Base/previous Index    Current Period Index
   Month/yr   Value       Month/yr    Value
------------- -----    -------------- -----
March 2005    [_ _ _]  March 2006     [_ _ _]
April 2005    [_ _ _]  April 2006     [_ _ _]
May 2005      [_ _ _]  May 2006       [_ _ _]
               -----                   -----
Average       [_ _ _]  Average        [_ _ _]    [_ _ _]%    $ [_ _ _]        $ [_ _ _]     $ [_ _ _]

PETROLEUM PRODUCTS REFINED - WPU057

Base/previous Index    Current Period Index
   Month/yr   Value       Month/yr    Value
------------- -----    -------------- -----
March 2005    [_ _ _]  March 2006     [_ _ _]
April 2005    [_ _ _]  April 2006     [_ _ _]
May 2005      [_ _ _]  May 2006       [_ _ _]
               -----                   -----
Average       [_ _ _]  Average        [_ _ _]     [_ _ _]%   $ [_ _ _]        $ [_ _ _]     $ [_ _ _]

TOTAL VARIABLE COST COMPONENTS                               $ [_ _ _]                      $ [_ _ _]

                                           *CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           BRACKETS AND UNDERSCORES DENOTE SUCH
                                           OMISSIONS.


                              Coal Sales Agreement
                                  Schedule 8.2
                      Example of How Base Price is Adjusted

    All indice values are for example purposes only and bear no relevance to the actual values.

       <<<<<<<<<<<<<<< PRICE TO BE EFFECTIVE JULY 1, 2006 >>>>>>>>>>>>>>>

INDUSTRIAL COMMODITIES - WPU03T15M05

                                                                          Base/previous                       Adjusted
Base/previous    Index     Current Period      Index      Percentage          Price           Component         Price
   Month/yr      Value        Month/yr         Value        Change          Component         Adjustment      Component
-------------    -----     --------------      -----      ----------      -------------       ----------      ---------
March 2005    [ _ _ _ _ ]    March 2006     [ _ _ _ _ ]
April 2005    [ _ _ _ _ ]    April 2006     [ _ _ _ _ ]
May 2005      [ _ _ _ _ ]    May 2006       [ _ _ _ _ ]
              -----------                   ----------
Average       [ _ _ _ _ ]    Average        [ _ _ _ _ ]  [ _ _ _ _ ]%     $  [ _ _ _ _ ]    $ [ _ _ _ _ ]   $  [ _ _ _ _ ]

MINING MACHINERY AND EQUIPMENT - WPU1192

                                                                          Base/previous                       Adjusted
Base/previous    Index     Current Period      Index      Percentage          Price           Component         Price
   Month/yr      Value        Month/yr         Value        Change          Component         Adjustment      Component
-------------    -----     --------------      -----      ----------      -------------       ----------      ---------
March 2005    [ _ _ _ _ ]    March 2006     [ _ _ _ _ ]
April 2005    [ _ _ _ _ ]    April 2006     [ _ _ _ _ ]
May 2005      [ _ _ _ _ ]    May 2006       [ _ _ _ _ ]
              -----------                   -----------
Average       [ _ _ _ _ ]    Average        [ _ _ _ _ ]  [ _ _ _ _ ]%     $  [ _ _ _ _ ]    $  [ _ _ _ _ ]  $  [ _ _ _ _ ]

INDUSTRIAL POWER - WPU0543

Base/previous    Index     Current Period      Index
   Month/yr      Value        Month/yr         Value
-------------    -----     --------------      -----
March 2005    [ _ _ _ _ ]    March 2006     [ _ _ _ _ ]
April 2005    [ _ _ _ _ ]    April 2006     [ _ _ _ _ ]
May 2005      [ _ _ _ _ ]    May 2006       [ _ _ _ _ ]
              -----------                   -----------
Average       [ _ _ _ _ ]    Average        [ _ _ _ _ ]  [ _ _ _ _ ]%     $  [ _ _ _ _ ]    $   [ _ _ _ _ ] $  [ _ _ _ _ ]

TOTAL OF ALL ESCALATING COMPONENTS                                        $  [ _ _ _ _ ]                    $  [ _ _ _ _ ]

Government Assessment Comonents:
              Federal Black Lung Excise Tax                               $  [ _ _ _ _ ]     $  [ _ _ _ _ ] $  [ _ _ _ _ ]
              Federal Reclamation Fees                                    $  [ _ _ _ _ ]     $  [ _ _ _ _ ] $  [ _ _ _ _ ]
              WV Worker's Compensation                                    $  [ _ _ _ _ ]     $  [ _ _ _ _ ] $  [ _ _ _ _ ]
                                                                          --------------     --------------
                                                                          $  [ _ _ _ _ ]     $  [ _ _ _ _ ] $  [ _ _ _ _ ]

TOTAL GOVERNMENT ASSESSMENT COMPONENTS                                    $  [ _ _ _ _ ]                    $  [ _ _ _ _ ]

FIXED COMPONENT                                                           $  [ _ _ _ _ ]                    $  [ _ _ _ _ ]

TOTAL BASE MINE PRICE                                                     $  [ _ _ _ _ ]                    $  [ _ _ _ _ ]

                                           *CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           BRACKETS AND UNDERSCORES DENOTE SUCH
                                           OMISSIONS.


                              Coal Sales Agreement
                                  Schedule 8.2
                      Example of How Base Price is Adjusted

      All indice values are for example purposes only and bear no relevance to the actual values.

     <<<<<<<<<<<<<<< PRICE TO BE EFFECTIVE JANUARY 1, 2007 >>>>>>>>>>>>>>>

EMPLOYMENT HOURS & EARNINGS - CEU1021211106

                                                             Base/previous                  Adjusted
Base/previous Index    Current Period Index                      Price        Component       Price
   Month/yr   Value       Month/yr    Value      Change        Component      Adjustment    Component
------------- -----    -------------- -----    ----------    -------------    ----------    ---------
March 2006   [_ _ _]    September 2006 [_ _ _]
April 2006   [_ _ _]    October 2006   [_ _ _]
May 2006     [_ _ _]    November 2006  [_ _ _]
              -----                   -----
Average      [_ _ _]    Average        [_ _ _]    [_ _ _]%       $[_ _ _]       $[_ _ _]       $[_ _ _]

CPI-ALL URBAN WAGE EARNERS  MEDICAL CARE-CWUR00000SAM

Base/previous Index    Current Period Index
   Month/yr   Value       Month/yr    Value
------------- -----    -------------- -----
March 2006   [_ _ _]     September 2006 [_ _ _]
April 2006   [_ _ _]     October 2006   [_ _ _]
May 2006     [_ _ _]     November 2006  [_ _ _]
              ----                    ----
Average      [_ _ _]     Average        [_ _ _]     [_ _ _]%      $[_ _ _]      $[_ _ _]       $[_ _ _]

FABRICATED METAL PRODUCTS - PCU331---331---

Base/previous Index    Current Period Index
   Month/yr   Value       Month/yr    Value
------------- -----    -------------- -----
March 2006   [_ _ _]    September 2006 [_ _ _]
April 2006   [_ _ _]    October 2006   [_ _ _]
May 2006     [_ _ _]    November 2006  [_ _ _]
              -----                   -----
Average      [_ _ _]    Average        [_ _ _]      [_ _ _]%      $[_ _ _]      $[_ _ _]       $[_ _ _]

PETROLEUM PRODUCTS REFINED - WPU057

Base/previous Index    Current Period Index
   Month/yr   Value       Month/yr    Value
------------- -----    -------------- -----
March 2006    [_ _ _]    September 2006 [_ _ _]
April 2006    [_ _ _]    October 2006   [_ _ _]
May 2006      [_ _ _]    November 2006  [_ _ _]
              -----                   -----
Average       [_ _ _]    Average        [_ _ _]     [_ _ _]%      $[_ _ _]      $[_ _ _]       $[_ _ _]

TOTAL VARIABLE COST COMPONENTS                               $[_ _ _]                        $[_ _ _]

                                           *CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           BRACKETS AND UNDERSCORES DENOTE SUCH
                                           OMISSIONS.


                              Coal Sales Agreement
                                  Schedule 8.2
                      Example of How Base Price is Adjusted


      All indice values are for example purposes only and bear no relevance to the actual values.

     <<<<<<<<<<<<<<< PRICE TO BE EFFECTIVE JANUARY 1, 2007 >>>>>>>>>>>>>>>

INDUSTRIAL COMMODITIES - WPU03T15M05

                                                             Base/previous                  Adjusted
Base/previous Index    Current Period Index    Percentage        Price        Component       Price
   Month/yr   Value       Month/yr    Value      Change        Component      Adjustment    Component
------------- -----    -------------- -----    ----------    -------------    ----------    ---------
March 2006    [---]    September 2006 [---]
April 2006    [---]    October 2006   [---]
May 2006      [---]    November 2006  [---]
              -----                   -----
Average       [---]    Average        [---]    [---]%         $ [---]          $ [---]       $ [---]

MINING MACHINERY AND EQUIPMENT - WPU1192

                                                             Base/previous                  Adjusted
Base/previous Index    Current Period Index    Percentage        Price        Component       Price
   Month/yr   Value       Month/yr    Value      Change        Component      Adjustment    Component
------------- -----    -------------- -----    ----------    -------------    ----------    ---------
March 2006    [---]    September 2006 [---]
April 2006    [---]    October 2006   [---]
May 2006      [---]    November 2006  [---]
              -----                   -----
Average       [---]    Average        [---]    [---]%        $ [---]          $ [---]       $ [---]

INDUSTRIAL POWER - WPU0543

Base/previous Index    Current Period Index
   Month/yr   Value       Month/yr    Value
------------- -----    -------------- -----
March 2006    [---]    September 2006 [---]
April 2006    [---]    October 2006   [---]
May 2006      [---]    November 2006  [---]
              -----
Average       [---]    Average        [---]    [---]%        $ [---]          $ [---]       $ [---]

TOTAL OF ALL ESCALATING COMPONENTS                           $ [---]

Government Assessment Comonents:

              Federal Black Lung Excise Tax                  $ [---]          $ [---]       $ [---]
              Federal Reclamation Fees                       $ [---]          $ [---]       $ [---]
              WV Severance Tax                               $ [---]          $ [---]       $ [---]
              WV Worker's Compensation                       $ [---]          $ [---]       $ [---]
                                                                              -------
                                                             $ [---]          $ [---]       $ [---]

TOTAL GOVERNMENT ASSESSMENT COMPONENTS                       $ [---]                        $ [---]

FIXED COMPONENT                                              $ [---]                        $ [---]

TOTAL BASE MINE PRICE                                        $ [---]                        $ [---]

                                           *CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           BRACKETS AND UNDERSCORES DENOTE SUCH
                                           OMISSIONS.


                              Coal Sales Agreement
                                  Schedule 8.3
                      Example of How Base Price is Adjusted
             after exercising option to increase Annual Base Tonnage

Base Mine Price                                               $[_ _ _ _]
Government Assessment Components                              $[_ _ _ _]
Adjustable Components                                         $[_ _ _ _]
[_ _ _ _]% Adjustment                                         $[_ _ _ _]
New Base Mine Price                                           $[_ _ _ _]

                                                             CURRENT     OPTION        NEW
                                                              PRICE        PRICE       PRICE
                                                            COMPONENT   ADJUSTMENT   COMPONENT
                                                            ---------   ----------   ---------
Employment Hours & Earnings - CEU1021211106                   $[_ _ _]    $[_ _ _]    $[_ _ _]

CPI-All Urban Wage Earners Medical Care - CWUR00000SAM        $[_ _ _]    $[_ _ _]    $[_ _ _]

Fabricated Metal Products - PCU331---331---                   $[_ _ _]    $[_ _ _]    $[_ _ _]

Petroleum Products Refined - WPU057                           $[_ _ _]    $[_ _ _]    $[_ _ _]

Total Variable Cost Components                                $[_ _ _]    $[_ _ _]    $[_ _ _]
                                                              ------      -------     ------

Industrial Commodities - WPU03T15M05                          $[_ _ _]    $[_ _ _]   $[_ _ _]

Mining Machinery and Equipment - WPU1192                      $[_ _ _]    $[_ _ _]   $[_ _ _]

Industrial Power - WPU0543                                    $[_ _ _]    $[_ _ _]   $[_ _ _]

Total of all escalating Components                            $[_ _ _]    $[_ _ _]   $[_ _ _]
                                                              ------                  ------

Federal Black Lung Excise Tax                                 $[_ _ _]                $[_ _ _]
Federal Reclamation Fees                                      $[_ _ _]                $[_ _ _]
WV Severance Tax                                              $[_ _ _]                $[_ _ _]
WV Worker's Compensation                                      $[_ _ _]                $[_ _ _]
                                                              $[_ _ _]                $[_ _ _]

Total Government Assessment Components                        $[_ _ _]               $[_ _ _]
                                                              ------                  ------

Fixed Component                                               $[_ _ _]    $[_ _ _]   $[_ _ _]
                                                              ------      -------     ------

Total Base Mine Price                                         $[_ _ _]    $[_ _ _]   $[_ _ _]
                                                              ------      -------     ------

NOTE: If rounding is required to apply the calculated adjustment to the Base Mine Price. The individual component nearest to .005 will be rounded up or down as appropriate.

                                           *CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           BRACKETS AND UNDERSCORES DENOTE SUCH
                                           OMISSIONS.


                              Coal Sales Agreement
                                  Schedule 8.4
                      Example of How Base Price is Adjusted
                for change in a Governmental Assessment Component


                                                                                 ADJUSTED
                                                                                  PRICE
                                                                                COMPONENT
                                                                                ---------
Employment Hours & Earnings - CEU1021211106                                     $[_ _ _ _]

CPI-All Urban Wage Earners Medical Care - CWUR00000SAM                          $[_ _ _ _]

Fabricated Metal Products - PCU332---332---                                     $[_ _ _ _]

Petroleum Products Refined - WPU057                                             $[_ _ _ _]

Total Variable Cost Components                                                  $[_ _ _ _]
                                                                                -------

Mining Machinery and Equipment - WPU1192                                        $[_ _ _ _]

Industrial Commodities - WPU03T15M05                                            $[_ _ _ _]

Industrial Power - WPU0543                                                      $[_ _ _ _]

Total of all escalating Components                                              $[_ _ _ _]

                                                       CURRENT     CHANGE IN       NEW
                                                      GOVERNMENT   GOVERNMENT   GOVERNMENT
GOVERNMENT ASSESSMENT COMONENTS:                      ASSESSMENT   ASSESSMENT   ASSESSMENT
                                                      ----------   ----------   ----------
Federal Black Lung Excise Tax                          $[_ _ _ _]   $[_ _ _ _]   $[_ _ _ _]
Federal Reclamation Fees                               $[_ _ _ _]   $[_ _ _ _]   $[_ _ _ _]
WV Severance Tax                                       $[_ _ _ _]   $[_ _ _ _]   $[_ _ _ _]
WV Worker's Compensation*                              $[_ _ _ _]   $[_ _ _ _]   $[_ _ _ _]
                                                                   ---------
                                                       $[_ _ _ _]   $[_ _ _ _]   $[_ _ _ _]

Total Government Assessment Components                 $[_ _ _ _]                $[_ _ _ _]

Fixed Component                                        $[_ _ _ _]                $[_ _ _ _]

Total Base Mine Price                                  $[_ _ _ _]                $[_ _ _ _]

* Based on the WV Worker's Compensation base rate (Class A01 - Underground Coal Mining) for 7/1/04 - 6/30/05 of 39.86.

                                           *CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           BRACKETS AND UNDERSCORES DENOTE SUCH
                                           OMISSIONS.


                                  Schedule 8.5

Fuel Cost Adjustment for Transportation Price. On each Adjustment Date,
$[ _ _ _ _ ] per ton (representing [ _ _ _ _ ]% of the Transportation Price) shall be adjusted up or down based on the change in Rack Price as published by OPIS for Pittsburgh, Pa. Each such adjustment shall be based on the percentage change in the averages of the weekly published Rack Price, during the prior three months preceding the Adjustment Date (January 2006, February 2006, and March 2006 for the April 1, 2006 Adjustment Date) (the "Current Average Rack Price") from the average price for the fourth, fifth, and sixth month as published ("Base Average Rack Price"). The adjustment calculated as of any Adjustment Date shall be applied to the Transportation Price for the calendar quarter beginning on such Adjustment Date (i.e., the adjustment calculated as of April 1, 2006 will apply to the months April, May and June. 2006). The adjustment shall be calculated by Buyer's Agent and transmitted to Seller. Increases or decreases shall be calculated to the nearest $0.01. The following provides, for illustrative purposes, an example of the above-described adjustment:

        A= $ adjustment to Transportation Price

        CRP= Current Average Rack Price

        BRP= Base Average Rack Price

        A= [_ _ _ _] x $[ _ _ _ _ ]

        A= (([ _ _ _ _ ]-[ _ _ _ _ ])/[ _ _ _ _ ]) x $[ _ _ _ _ ]

        A= increase of $[ _ _ _ _ ] to the Transportation Price

                                           *CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           BRACKETS AND UNDERSCORES DENOTE SUCH
                                           OMISSIONS.


                              Coal Sales Agreement
                               Schedule 8.7(a)(1)
      Calculation of Total Costs Incurred in Producing Source Mine Coal for
                                  Section 8.7

              ALL VALUES ARE FOR EXAMPLE PURPOSES ONLY AND BEAR NO
                        RELEVANCE TO THE ACTUAL VALUES.
<<<<<<<<<<<<<<<<<<<<<< PRICE TO BE EFFECTIVE JULY 1, 2006 >>>>>>>>>>>>>>>>>>>>>>

                                              1/01/06-6/30/06        1/01/06-6/30/06
                                                  EXAMPLE                EXAMPLE
BUDGET CATEGORY                                 TOTAL COSTS            TOTAL COSTS
                                                    ($)                  ($/TON)
                                              ---------------        ---------------
Labor Cost (Hourly & Salary)                    [_ _ _ _]
FICA                                            [_ _ _ _]
State & Local                                   [_ _ _ _]
Unemployment                                    [_ _ _ _]
401K                                            [_ _ _ _]
Contracted Services                             [_ _ _ _]
                                              ----------                   -----
LABOR                                           [_ _ _ _]               [_ _ _ _]
                                              ----------                   -----

Hourly Medical                                  [_ _ _ _]
Salary Medical                                  [_ _ _ _]
Hourly Life, LTD, AD&D                          [_ _ _ _]
Salary Life, LTD, AD&D                          [_ _ _ _]
                                              ----------                   -----
MEDICAL                                         [_ _ _ _]                [_ _ _ _]
                                              ----------                   -----

Roof Support Material                           [_ _ _ _]
Track                                           [_ _ _ _]
Structure                                       [_ _ _ _]
                                              ----------                   -----
STEEL SUPPLIES                                  [_ _ _ _]                [_ _ _ _]
                                              ----------                   -----

Fuel                                            [_ _ _ _]
Lubricants                                      [_ _ _ _]
                                              ----------                   -----
FUEL & LUBRICANTS                               [_ _ _ _]                [_ _ _ _]
                                              ----------                   -----

Belts & Feeders                                 [_ _ _ _]
Ventilation                                     [_ _ _ _]
Drainage & Water Lines                          [_ _ _ _]
Electrical                                      [_ _ _ _]
General Mine Expense                            [_ _ _ _]
Other                                           [_ _ _ _]
Water Treatment                                 [_ _ _ _]
                                              ----------                   -----
SUPPLIES                                        [_ _ _ _]                [_ _ _ _]
                                              ----------                   -----

Repairs & Maintenance                           [_ _ _ _]
Surface Equipment                               [_ _ _ _]
Vehicle Repairs & Maintenance                   [_ _ _ _]
Other                                           [_ _ _ _]
                                              ----------                   -----
REPAIRS & MAINTENANCE                           [_ _ _ _]                [_ _ _ _]
                                              ----------                   -----

ELECTRIC (POWER)                                [_ _ _ _]                [_ _ _ _]
                                              ----------                   -----

Federal Black Lung 720 Excise Tax               [_ _ _ _]
Federal Reclamation Fees                        [_ _ _ _]
WV Severance Tax                                [_ _ _ _]
WV Workers Comp                                 [_ _ _ _]
                                              ----------                   -----
GOVERNMENTAL ASSESSMENT COMPONENTS              [_ _ _ _]                [_ _ _ _]
                                              ----------                   -----

Mine Admin. & General Cost                      [_ _ _ _]
MSHA Penalties                                  [_ _ _ _]
Permits Licenses & Bonds                        [_ _ _ _]
Engineering                                     [_ _ _ _]
Safety Services                                 [_ _ _ _]
DD & A                                          [_ _ _ _]
Corporate Overhead                              [_ _ _ _]
General Insurance                               [_ _ _ _]
Royalty                                         [_ _ _ _]
                                              ----------                   -----
FIXED COMPONENT                                 [_ _ _ _]                [_ _ _ _]
                                              ==========                   =====

TOTAL COST                                      [_ _ _ _]                [_ _ _ _]
                                              ==========                   =====

EQUIVALENT SEMI-ANNUAL BASE AMOUNT              [_ _ _ _]
                                              ==========

TOTAL COST ($/TON)                              [_ _ _ _]
                                              ==========

NOTES

(a)   Seller to provide costs by Budget Category consistent with provisions of
      Section 8.7

(b) Equivalent Semi-Annual Base Amount set equal to Annual Base Amount divided by 2 (in example=1,800,000/2)

                                           *CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           BRACKETS AND UNDERSCORES DENOTE SUCH
                                           OMISSIONS.


                              Coal Sales Agreement
                               Schedule 8.7(a)(2)
            Example of how to determine if Supplemental Adjustment to
                        Variable Cost Components applies

                   All indice values are for example purposes
                only and bear no relevance to the actual values.
<<<<<<<<<<<<<<<<<<<< PRICE TO BE EFFECTIVE JULY 1, 2006 >>>>>>>>>>>>>>>>>>>>>>

                                           BASE DOLLAR      EFF. BASE DOLLAR       1/01/06-6/30/06
BUDGET CATEGORY                          AMOUNT ($/TON)      AMOUNT ($/TON)            EXAMPLE
                                          EFF. 1/01/06      7/01/06 8.2 ADJ.         ACTUAL COST
                                         -------------      ----------------       ---------------
                                              (a)                 (b)                    (c)
Labor                                     [ _ _ _ _ ]          [ _ _ _ _ ]            [ _ _ _ _ ]
Health Care                               [ _ _ _ _ ]          [ _ _ _ _ ]            [ _ _ _ _ ]

Steel Supplies                            [ _ _ _ _ ]          [ _ _ _ _ ]            [ _ _ _ _ ]
Fuel & Lubricants                         [ _ _ _ _ ]          [ _ _ _ _ ]            [ _ _ _ _ ]

Supplies                                  [ _ _ _ _ ]          [ _ _ _ _ ]            [ _ _ _ _ ]
Repairs & Maintenance                     [ _ _ _ _ ]          [ _ _ _ _ ]            [ _ _ _ _ ]
Electric (Power)                          [ _ _ _ _ ]          [ _ _ _ _ ]            [ _ _ _ _ ]

Governmental Assessment Components        [ _ _ _ _ ]          [ _ _ _ _ ]            [ _ _ _ _ ]

Fixed Component                           [ _ _ _ _ ]          [ _ _ _ _ ]            [ _ _ _ _ ]

Base Mine Price                           [ _ _ _ _ ]          [ _ _ _ _ ]            TOTAL COST               (d)
                                             -----               -----                ----------            ----------
Base Mine Price Less [_ _ _ _]            [ _ _ _ _ ]          [ _ _ _ _ ]            [ _ _ _ _ ]          [ _ _ _ _ ]%
                                             -----               -----                ----------            ----------
                                                                                                            Check VCC?
                                                                                                               yes

NOTES

VCC - Variable Cost Component

(a) Enter previously effective Base Dollar Amounts from last preceding Adjustment Date

(b) Enter Base Dollar Amounts effective with current Adjustment Date as determined pursuant to Section 8.2

(c) Enter total costs incurred (expressed in $/ton) as provided by Seller in Budget Categories specified - from Schedule 8.7 (a) (1)

(d) Check if total costs incurred (expressed in $/ton) is [_ _ _ _]% or more greater than or [_ _ _ _]% or more less than the Base Mine Price Less $[_ _ _ _] from (b)
            If no, then stop here - no Supplemental Adjustment applies
            If yes, then proceed with Supplemental Adjustment - see Schedule 8.7(c)

                                           *CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           BRACKETS AND UNDERSCORES DENOTE SUCH
                                           OMISSIONS.


                              Coal Sales Agreement
                               Schedule 8.7(b)(1)
            Example of How Labor Variable Cost Component is Adjusted
                          In accordance with Article 8

All adjustment values are for example purposes only and bear no relevance to the actual values.
        <<<<<<<<<<<<<<< PRICE TO BE EFFECTIVE JULY 1,2006 >>>>>>>>>>>>>>>

                                        INITIAL OR
                                         PRECEDING    CURRENT    PERCENT
LABOR VARIABLE COST BENCHMARK              RATE         RATE     CHANGE   NOTES
--------------------------------------  ----------  -----------  -------  -----
Hourly Rate ($/hr)**                      $[_ _ _]    $[_ _ _]   [_ _ _]%  (a)

Labor VCC - Base Dollar Amount            $[_ _ _]    $[_ _ _]   [_ _ _]%  (b)

Preceding Base Dollar Amount in effect    $[_ _ _]                         (c)
Effective Base Dollar Amount (Index)      $[_ _ _]                         (d)
Component Cost                            $[_ _ _]                         (e)
Variance Amount                           $[_ _ _]                         (f)
Supplemental Adjustment Amount            $[_ _ _]       if                (g)
                                                    applicable*

VCC Adjusted Base Dollar Amount           $[_ _ _]       if                (h)
                                                    applicable*

NOTES

VCC - Variable Cost Component

(a) Actual Cost Benchmark data supplied by Seller

(b) Current rate determined by applying percentage change from (a) to preceding Base Dollar Amount

(c) Base Dollar Amount in effect for this category before Article 8.0 adjustments on the Adjustment Date

(d) Base Dollar Amount adjusted pursuant to Section 8.2 on Adjustment Date

(e) Rate determined in (b) pursuant to Section 8.7

(f) = (e)-(d)

(g) = (f)/2 - rounded to the nearest penny

(h) = (d) + (g)

* Supplemental Adjustment applies only if (e) [_ _ _ _]% or more greater than or [_ _ _ _]% or more less than (d)

** See Schedule 8.7(b)(5)

                                           *CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           BRACKETS AND UNDERSCORES DENOTE SUCH
                                           OMISSIONS.


                              Coal Sales Agreement
                               Schedule 8.7(b)(2)
           Example of How Medical Variable Cost Component is Adjusted
                          In accordance with Article 8

All adjustment values are for example purposes only and bear no relevance to the actual values.
       <<<<<<<<<<<<<<< PRICE TO BE EFFECTIVE JULY 1, 2006 >>>>>>>>>>>>>>>

                                        INITIAL OR
                                        PRECEDING     CURRENT    PERCENT
MEDICAL VARIABLE COST BENCHMARK            RATE        RATE       CHANGE  NOTES
--------------------------------------  ----------  -----------  -------  -----
Monthly Rate ($ per Employee)**         $[_ _ _ _]  $[_ _ _ _]   [_ _]%    (a)

Medical VCC - Base Dollar Amount        $[_ _ _ _]  $[_ _ _ _]   [_ _]%    (b)

Preceding Base Dollar Amount in effect  $[_ _ _ _]                         (c)
Effective Base Dollar Amount (Index)    $[_ _ _ _]                         (d)
Component Cost                          $[_ _ _ _]                         (e)
Variance Amount                         $[_ _ _ _]                         (f)
Supplemental Adjustment Amount          $[_ _ _ _]       if                (g)
                                                    applicable*

VCC Adjusted Base Dollar Amount         $[_ _ _ _]       if                (h)
                                                    applicable*

NOTES

VCC - Variable Cost Component

(a) Actual Cost Benchmark data supplied by Seller

(b) Current rate determined by applying percentage change from (a) to preceding Base Dollar Amount

(c) Base Dollar Amount in effect for this category before Article 8.0 adjustments on the Adjustment Date

(d) Base Dollar Amount adjusted pursuant to Section 8.2 on Adjustment Date

(e) Rate determined in (b) pursuant to Section 8.7

(f) = (e)-(d)

(g) = (f)/2 - rounded to the nearest penny

(h) = (d) + (g)

* Supplemental Adjustment applies only if (e) [_]% or more greater than or [_]% or more less than (d)

** See Schedule 8.7(b)(5)

                                           *CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           BRACKETS AND UNDERSCORES DENOTE SUCH
                                           OMISSIONS.


                              Coal Sales Agreement
                               Schedule 8.7(b)(3)
        Example of How Steel Supplies Variable Cost Component is Adjusted
                          In accordance with Article 8

All adjustment values are for example purposes only and bear no relevance to the actual values.
       <<<<<<<<<<<<<<<< PRICE TO BE EFFECTIVE JULY 1,2006 >>>>>>>>>>>>>>>

STEEL SUPPLIES VARIABLE COST BENCHMARKS

                                                     INITIAL
                                                       OR
                                                    PRECEDING    CURRENT     PERCENT
                                        WEIGHTING     RATE        RATE       CHANGE   NOTES
                                        ---------  -----------  -----------  -------  -----
Roof Support Materials**                [----]%     $  [----]     $[----]    [----]%   (a)
Belt Structure/foot**                   [----]%     $  [----]     $[----]    [----]%   (a)
Track/foot**                            [----]%     $  [----]     $[----]    [----]%   (a)
Weighted change of Cost Benchmarks                                           [----]%
Steel Supplies VCC-Base Dollar Amount               $  [----]     $[----]    [----]%   (b)

Preceding Base Dollar Amount in effect              $  [----]                          (c)
Effective Base Dollar Amount (Index)                $  [----]                          (d)
Component Cost                                      $  [----]                          (e)
Variance Amount                                     $  [----]                          (f)
Supplemental Adjustment Amount                      $  [----]       if                 (g)
                                                                applicable*

VCC Adjusted Base Dollar Amount                     $  [----]       if                 (h)
                                                                applicable*

NOTES

VCC - Variable Cost Component

(a) Actual Cost Benchmark data supplied by Seller

(b) Current rate determined by applying percentage change from (a) to preceding Base Dollar Amount

(c) Base Dollar Amount in effect for this category before Article 8.0 adjustments on the Adjustment Date

(d) Base Dollar Amount adjusted pursuant to Section 8.2 on Adjustment Date

(e) Rate determined in (b) pursuant to Section 8.7

(f) = (e)-(d)

(g) = (f)/2 - rounded to the nearest penny

(h) = (d) + (g)

* Supplemental Adjustment applies only if (e) [----]% or more greater than or [----]% or more less than (d)

** See Schedule 8.7(b)(5)

                                           *CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           BRACKETS AND UNDERSCORES DENOTE SUCH
                                           OMISSIONS.


                              Coal Sales Agreement
                               Schedule 8.7(b)(4)
      Example of How Fuel & Lubricants Variable Cost Component is Adjusted
                          In accordance with Article 8
All adjustment values are for example purposes only and bear no relevance to the actual values.
     <<<<<<<<<<<<<<<< PRICE TO BE EFFECTIVE JULY 1, 2006 >>>>>>>>>>>>>>>>>

FUEL & LUBRICANTS VARIABLE COST BENCHMARKS

                                                       INITIAL
                                                         OR
                                                      PRECEDING      CURRENT         PERCENT
                                        WEIGHTING       RATE           RATE           CHANGE       NOTES
                                        ---------     ---------     -----------      -------       -----
No. 2 Fuel Oil                          [ _ _ _ _ ]%  $[ _ _ _ _ ]  $[ _ _ _ _ ]     [ _ _ _ _ ]%    (a)
Hydraulic Fluid                         [ _ _ _ _ ]%  $[ _ _ _ _ ]  $[ _ _ _ _ ]     [ _ _ _ _ ]%    (a)
Weighted change of Cost Benchmarks                                                   [ _ _ _ _ ]%
Fuel & Lubr. VCC-Base Dollar Amount                   $[ _ _ _ _ ]  $[ _ _ _ _ ]     [ _ _ _ _ ]%    (b)

Preceding Base Dollar Amount in effect                $[ _ _ _ _ ]                                   (c)
Effective Base Dollar Amount (Index)                  $[ _ _ _ _ ]                                   (d)
Component Cost                                        $[ _ _ _ _ ]                                   (e)
Variance Amount                                       $[ _ _ _ _ ]                                   (f)
Supplemental Adjustment Amount                        $[ _ _ _ _ ]       if                          (g)
                                                                    applicable*

VCC Adjusted Base Dollar Amount                       $[ _ _ _ _ ]       if                          (h)
                                                                    applicable*

NOTES

VCC - Variable Cost Component

(a) Actual Cost Benchmark data supplied by Seller

(b) Current rate determined by applying percentage change from (a) to preceding Base Dollar Amount

(c) Base Dollar Amount in effect for this category before Article 8.0 adjustments on the Adjustment Date

(d) Base Dollar Amount adjusted pursuant to Section 8.2 on Adjustment Date

(e) Rate determined in (b) pursuant to Section 8.7

(f) = (e)-(d)

(g) = (f)/2 - rounded to the nearest penny

(h) = (d) + (g)

* Supplemental Adjustment applies only if (e) [ _ _ _ _ ]% or more greater than or [ _ _ _ _ ]% or more less than (d)

** See Schedule 8.7(b)(5)

                                           *CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           BRACKETS AND UNDERSCORES DENOTE SUCH
                                           OMISSIONS.


                              Coal Sales Agreement
                               Schedule 8.7(b)(5)
                          Variable Cost Component Basis

(All dollar amounts shown below are for example purposes only and bear no relevance to the actual values.)

LABOR:

The Hourly Rate shall be determined in accordance with the following methodology:

                         Rate           Weighted Percentage    Weighted Rate
Average Hourly Wage      $[ _ _ _ _ ]       [ _ _ _ _ ]%        $[ _ _ _ _ ]
($/hr)
Average Salary Wage      $[ _ _ _ _ ]       [ _ _ _ _ ]%        $[ _ _ _ _ ]
($/hr)
Hourly Rate ($/hr)                                              $[ _ _ _ _ ]

where:

Average Hourly Wage, as of any date, shall be [-------].

Average Salary Wage, as of any date, shall be [-------].

The weighted percentages shall remain fixed throughout the Term.

MEDICAL:

The Monthly Rate ($ per Employee), as of any date, shall be [-------].


STEEL SUPPLIES:

The Steel Supplies Variable Cost shall be determined in accordance with the following methodology:

                         Cost           Weighted Percentage    Weighted Cost
Roof Support (Avg.       $[ _ _ _ _ ]        [ _ _ _ _ ]%        $[ _ _ _ _ ]
Roof Support Material
Cost)

Structure (Cost Per      $[ _ _ _ _ ]        [ _ _ _ _ ]%        $[ _ _ _ _ ]
Foot)

Track (Cost Per Foot)    $[ _ _ _ _ ]        [ _ _ _ _ ]%        $[ _ _ _ _ ]

Steel Supplies Variable                                          $[ _ _ _ _ ]
Cost


where:

The Average Roof Support Material Cost, as of any date, shall be [-------].

The Structure cost, as of any date, shall be [-------].

The Track cost, as of any date, shall be [-------].

The weighted percentages shall remain fixed throughout the Term.

FUELS AND LUBRICANTS:

The Fuels and Lubricants Variable Cost shall be determined in accordance with the following methodology:

                          Cost          Weighted Percentage    Weighted Cost
NO. 2 Fuel Oil (Cost Per  $[ _ _ _ _ ]       [ _ _ _ _ ]%        $[ _ _ _ _ ]
Gallon)

Hydraulic Fluid (Cost     $[ _ _ _ _ ]       [ _ _ _ _ ]%        $[ _ _ _ _ ]
Per 5 Gallon Bucket)

Fuels and Lubricant                                              $[ _ _ _ _ ]
Variable Cost


where:

The No. 2 Fuel Oil cost, as of any date, shall be [-------].

The Hydraulic Fluid cost, as of any date, shall be [-------].

The weighted percentages shall remain fixed throughout the Term.

                                           *CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           BRACKETS AND UNDERSCORES DENOTE SUCH
                                           OMISSIONS.


                              Coal Sales Agreement
                                 Schedule 8.7(c)
         Example of Supplemental Adjustment to Variable Cost Components
  All adjustment values are for example purposes only and bear no relevance to the actual values.
<<<<<<<<<<<<<<<<<<<<<< PRICE TO BE EFFECTIVE JULY 1, 2006 >>>>>>>>>>>>>>>>>>>>>>

                           EFF. BASE DOLLAR    EXAMPLE     DIFFERENCE FROM    VARIANCE    INCLUDE IN       VCC        NEW 7/01/06
                            AMOUNT ($/TON)    COMPONENT    8.2 ADJUSTMENT      AMOUNT    SUPPLEMENTAL  SUPPL. ADJ  EFF. BASE DOLLAR
                           7/01/06 8.2 ADJ.  COST ($/TON)       % CHG          ($/TON)   ADJUSTMENT?      AMOUNT     AMOUNT ($/TON)
                           ----------------  ------------  ---------------  -----------  ------------  -----------  ----------------
                                 (a)             (b)             (c)                         (c)                           (d)
Labor                         [ _ _ _ _ ]    [ _ _ _ _ ]     [ _ _ _ _ ]    [ _ _ _ _ ]      yes       [ _ _ _ _ ]     [ _ _ _ _ ]
Health Care                   [ _ _ _ _ ]    [ _ _ _ _ ]     [ _ _ _ _ ]    [ _ _ _ _ ]      no        [ _ _ _ _ ]     [ _ _ _ _ ]

Steel Supplies                [ _ _ _ _ ]    [ _ _ _ _ ]     [ _ _ _ _ ]    [ _ _ _ _ ]      yes       [ _ _ _ _ ]     [ _ _ _ _ ]
Fuel & Lubricants             [ _ _ _ _ ]    [ _ _ _ _ ]     [ _ _ _ _ ]    [ _ _ _ _ ]      yes       [ _ _ _ _ ]     [ _ _ _ _ ]

Supplies                      [ _ _ _ _ ]                                                                              [ _ _ _ _ ]
Repairs & Maintenance         [ _ _ _ _ ]                                                                              [ _ _ _ _ ]
Electric (Power)              [ _ _ _ _ ]                                                                              [ _ _ _ _ ]

Governmental Assessment
 Components                   [ _ _ _ _ ]                                                                              [ _ _ _ _ ]

Fixed Component               [ _ _ _ _ ]                                                                              [ _ _ _ _ ]

Base Mine Price               [ _ _ _ _ ]                                  Supplemental Adjustment:    [ _ _ _ _ ]     [ _ _ _ _ ]

Base Mine Price Less
 [ _ _ _ _ ]                  [ _ _ _ _ ]                                                                              [ _ _ _ _ ]

NOTES
-----
VCC - Variable Cost Component

(a) Refer to Base Dollar Amounts effective with current Adjustment Date as determined according to Section 8.2 - see Schedule 8.7(a)(2)

(b) Enter Component Costs for each Variable Cost Components as determined according to Schedules 8.7(b)(1)-(b)(4)

(c) For each of the VCC categories individually,

     determine if Component Costs (from Schedules 8.7(b)(1)-(b)(4)) are
     [ _ _ _ _ ]% or more greater than or [ _ _ _ _ ]% or more less than the effective Base Dollar Amount from (a)

     If no, then stop here, no Supplemental Adjustment is applicable for that Variable Cost Component

     If yes, then calculate applicable amount for Supplemental Adjustment (refer to Schedules 8.7(b)(1)-(b)(4) for details of the calculation)

(d) Add applicable Supplemental Adjustment Amount from (c) to Base Dollar Amount effective with current Adjustment Date (a) to determine new effective Base Dollar Amount (d)

     Refer to Schedules 8.7(b)(1)-(b)(4) for details of the calculation